Penn Series Funds, Inc.

Power of Attorney

Eugene C. Bay, whose signature appears below, does hereby constitute and appoint Eileen C. McDonnell, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, any and all Registration Statements of the Penn Series Funds, Inc. (the “Company”) on Form N-1A, any and all amendments thereto and any and all supplements or other instruments in connection therewith relating to the offering of the Company’s shares under the provisions of the Investment Company Act of 1940 and/or the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Eugene C. Bay Eugene C. Bay Director	Date: February 23, 2011

Penn Series Funds, Inc.

Power of Attorney

David B. Pudlin, whose signature appears below, does hereby constitute and appoint Eileen C. McDonnell, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, any and all Registration Statements of the Penn Series Funds, Inc. (the “Company”) on Form N-1A, any and all amendments thereto and any and all supplements or other instruments in connection therewith relating to the offering of the Company’s shares under the provisions of the Investment Company Act of 1940 and/or the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ David B. Pudlin David B. Pudlin Director	Date: February 23, 2011

Penn Series Funds, Inc.

Power of Attorney

Charles E. Mather, III, whose signature appears below, does hereby constitute and appoint Eileen C. McDonnell, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, any and all Registration Statements of the Penn Series Funds, Inc. (the “Company”) on Form N-1A, any and all amendments thereto and any and all supplements or other instruments in connection therewith relating to the offering of the Company’s shares under the provisions of the Investment Company Act of 1940 and/or the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Charles E. Mather, III Charles E. Mather, III Director	Date: February 23, 2011

Penn Series Funds, Inc.

Power of Attorney

M. Donald Wright, whose signature appears below, does hereby constitute and appoint Eileen C. McDonnell, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, any and all Registration Statements of the Penn Series Funds, Inc. (the “Company”) on Form N-1A, any and all amendments thereto and any and all supplements or other instruments in connection therewith relating to the offering of the Company’s shares under the provisions of the Investment Company Act of 1940 and/or the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ M. Donald Wright M. Donald Wright Director	Date: February 23, 2011

Penn Series Funds, Inc.

Power of Attorney

Rebecca C. Matthias, whose signature appears below, does hereby constitute and appoint Eileen C. McDonnell, her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign for her and in her name, place and stead, and in the capacity indicated below, any and all Registration Statements of the Penn Series Funds, Inc. (the “Company”) on Form N-1A, any and all amendments thereto and any and all supplements or other instruments in connection therewith relating to the offering of the Company’s shares under the provisions of the Investment Company Act of 1940 and/or the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection therewith, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Rebecca C. Matthias Rebecca C. Matthias Director	Date: February 23, 2011

Penn Series Funds, Inc.

Power of Attorney

Archie Craig MacKinlay, whose signature appears below, does hereby constitute and appoint Eileen C. McDonnell, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, any and all Registration Statements of the Penn Series Funds, Inc. (the “Company”) on Form N-1A, any and all amendments thereto and any and all supplements or other instruments in connection therewith relating to the offering of the Company’s shares under the provisions of the Investment Company Act of 1940 and/or the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Archie Craig MacKinlay Archie Craig MacKinlay Director	Date: February 23, 2011